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[ENSTAR LOGO]                                                      PRESS RELEASE
--------------------------------------------------------------------------------


Date:        August 9, 2005              Contact:     Amy M. Dunaway
For Release: Immediately                 Telephone:   (334) 834-5483


              THE ENSTAR GROUP, INC. REPORTS SECOND QUARTER RESULTS

         Montgomery, Alabama - August 9, 2005... The Enstar Group, Inc. ("Enstar" or the "Company") (Nasdaq:ESGR) today reported its earnings and financial position for the quarter ended June 30, 2005.

         Enstar reported net income of $796,000 and $835,000 for the three and six months ended June 30, 2005, compared to $703,000 and $1,801,000 for the same periods last year. Earnings per diluted share were $.14 for the three months ended June 30, 2005, compared to $.12 in the same period last year. Earnings per diluted share for the six months ended June 30, 2005 and 2004 were $.14 and $.31, respectively. The changes in net income for the three and six months ended June 30, 2005, compared to the same periods in the prior year, were primarily attributable to increases in interest and investment income offset by changes in the earnings of Enstar's partially owned equity affiliates. The absence in 2005 of earnings from the Company's interest in Green Tree Investments Holdings LLC, due to its sale in 2004, was partially offset by increased earnings from B.H. Acquisition and Castlewood Holdings.

          The Company's total assets were $162,825,000 at June 30, 2005, consisting primarily of $79,007,000 in cash, cash equivalents and certificates of deposit and $76,760,000 in ownership of operating businesses. Total assets were $158,977,000 at December 31, 2004. Shareholders' equity was $147,594,000 at June 30, 2005, up from $146,174,000 at December 31, 2004.

          Enstar continues to actively search for additional operating businesses that meet its acquisition criteria. The worldwide search is principally focused on the financial services industry.

                             THE ENSTAR GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                 June 30,        Dec. 31,
                                                   2005            2004
                                                ----------      ----------
                                                   (dollars in thousands)
                                                        (unaudited)
Total assets                                    $  162,825      $  158,977
                                                ==========      ==========

Total liabilities                               $   15,231      $   12,803
Minority interest                                       --              --
Total shareholders' equity                         147,594         146,174
                                                ----------      ----------
Total liabilities and shareholders' equity      $  162,825      $  158,977
                                                ==========      ==========

                                      MORE

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                             THE ENSTAR GROUP, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME


                                                               Three Months Ended June 30,
                                                             -------------------------------
                                                                 2005              2004
                                                             ------------       ------------
                                                              (dollars in thousands, except
                                                                      per share data)
                                                                        (unaudited)
Interest income                                              $        561       $        201
Other investment income                                               604                 --
Earnings of partially owned equity affiliates                       1,046              1,980
Other income                                                          101                198
General and administrative expenses                                  (861)              (780)
                                                             ------------       ------------
Income before income taxes and minority interest                    1,451              1,599
Income taxes                                                         (655)              (450)
                                                             ------------       ------------
Income before minority interest                                       796              1,149
Minority interest                                                      --               (446)
                                                             ------------       ------------
Net income                                                   $        796       $        703
                                                             ============       ============
Comprehensive income                                         $      1,362       $        826
                                                             ============       ============
Weighted average shares outstanding - basic                     5,517,909          5,485,240
                                                             ============       ============
Weighted average shares outstanding - assuming dilution         5,845,621          5,778,593
                                                             ============       ============

Net income per common share - basic                          $        .14       $        .13
                                                             ============       ============
Net income per common share - assuming dilution              $        .14       $        .12
                                                             ============       ============


                                                                Six Months Ended June 30,
                                                             -------------------------------
                                                                 2005               2004
                                                             ------------       ------------
                                                              (dollars in thousands, except
                                                                      per share data)
                                                                       (unaudited)
Interest income                                              $      1,043       $        378
Other investment income                                               604                 --
Earnings of partially owned equity affiliates                       1,311              4,980
Other income                                                          201                298
General and administrative expenses                                (1,641)            (1,507)
                                                             ------------       ------------
Income before income taxes and minority interest                    1,518              4,149
Income taxes                                                         (683)            (1,279)
                                                             ------------       ------------
Income before minority interest                                       835              2,870
Minority interest                                                      --             (1,069)
                                                             ------------       ------------
Net income                                                   $        835       $      1,801
                                                             ============       ============
Comprehensive income                                         $      1,377       $      2,000
                                                             ============       ============

Weighted average shares outstanding - basic                     5,517,909          5,475,496
                                                             ============       ============
Weighted average shares outstanding - assuming dilution         5,847,330          5,773,744
                                                             ============       ============

Net income per common share - basic                          $        .15       $        .33
                                                             ============       ============
Net income per common share - assuming dilution              $        .14       $        .31
                                                             ============       ============

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                                      MORE

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         This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements contained in this press release are set forth in the Safe Harbor Compliance Statement for Forward-Looking Statements included as Exhibit 99.1 to Enstar's Form 10-K for the year ended December 31, 2004, and are hereby incorporated herein by reference.

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